UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2011

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts 01824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statement Disclaimer

This Current Report on Form 8-K contains certain forward-looking statements. You can identify these statements by the use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and various other factors beyond the Company’s control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on December 22, 2011, Mercury Computer Systems, Inc. (“Mercury”) and King Merger Inc., a newly formed, wholly-owned subsidiary of Mercury (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with KOR Electronics (“KOR”), and Shareholder Representative Services LLC, as the securityholders’ representative. On December 30, 2011, the transaction closed with the Merger Sub being merged with and into KOR with KOR continuing as the surviving company and a wholly-owned subsidiary of Mercury (the “Merger”). By operation of the Merger, Mercury acquired both KOR and its wholly-owned subsidiary, Paragon Dynamics, Inc. (“PDI”).

The information set forth in Item 1.01 of Mercury’s Current Report on Form 8-K filed on December 27, 2011 is incorporated in this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.

On December 30, 2011, Mercury issued a press release announcing the closing of the acquisition of KOR and PDI. The press release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Mercury intends to file the required pro forma and historical consolidated financial statements for KOR by an amendment on Form 8-K/A not later than 71 calendar days after the date on which this initial report on Form 8-K is required to have been filed.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 30, 2011, of Mercury Computer Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2011	MERCURY COMPUTER SYSTEMS, INC.

	By:	/s/ Gerald M. Haines II
Gerald M. Haines II
Senior Vice President, Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 30, 2011, of Mercury Computer Systems, Inc.

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